UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 12, 2023

PEDEVCO Corp.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Agreement.

On September 12, 2023, PEDEVCO Corp. (the “Company”) and Evolution Petroleum Corporation (“Evolution”) entered into a Participation Agreement for the joint development of a portion of the Company’s Permian Basin Asset known as the Chaveroo oilfield, located in Chaves and Roosevelt Counties, New Mexico (the “Chaveroo Field” and the “Chaveroo Farmout Transaction”).

Pursuant to the Participation Agreement, the Company and Evolution identified twelve “Development Blocks” covering approximately 16,000 gross leasehold acres consisting of all leasehold rights from the surface to the base of the San Andres formation, where the Company currently holds leasehold interests (“Existing Leases”), in which the parties may jointly develop by drilling and completion of up to nine horizontal San Andres wells in each Development Block in accordance with the terms of the agreement, which terms include, but are not limited to: (i) Evolution shall make an initial payment of $401,733.00 to the Company in exchange for a 50% working interest share in the Existing Leases, covering the initial two Development Blocks (which equals Evolution’s share of the acreage portion for nine drilling locations therein); (ii) upon completion of the wells in each Development Block, Evolution will have the right, but not the obligation, to acquire a 50% working interest share in the next Development Block in exchange for the payment of $450 per net acre of Existing Leases held by the Company in such block, and participate on a 50% working interest share basis in the drilling and completion of up to nine horizontal San Andres wells in such Development Block; (iii) the parties shall enter into a standard operating agreement with the Company serving as the operator with respect to the development of the assets; (iv) if either party elects not to participate in the development of a Development Block, the other party may develop such Development Block independently with the non-participating party not required to participate in the same; (v) the creation of an area of mutual interest by the parties comprised of lands in the Chaveroo Field; and (vi) certain other terms and conditions standard in such participation agreements.

The Participation Agreement has an initial term expiring on December 31, 2025, but continues in full force and effect for so long as the parties continue to develop the Development Blocks in accordance with the terms of the agreement. The Participation Agreement includes customary representations and warranties of the parties and also provides that any new leases acquired by the Company within certain identified tracts within two years from the date of the agreement will become Existing Leases under the agreement.

The foregoing description of the Participation Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On September 13, 2023, the Company issued a press release announcing the Chaveroo Farmout Transaction. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+*	Participation Agreement, dated September 12, 2023, entered into by and between PEDEVCO Corp. and Evolution Petroleum Corporation
99.1*	Press Release dated September 13, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

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+ Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Forward-Looking Statements

The press release furnished as Exhibit 99.1, to this Current Report on Form 8-K, contains forward-looking statements within the safe harbor provisions under the federal securities laws, including The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements, and that well results and development costs may not be as expected, the future price of oil may make future development of the field uneconomic, vendor availability may hinder or restrict the pace of development, new or amended environmental legislation or regulatory initiatives could result in increased costs, operational restrictions or delays, capital to fund future development on acceptable terms may not be available to the parties when and if needed to fund development, Evolution Petroleum Corporation may elect not to participate in the development of additional blocks, and the parties may not realize acceptable returns on their investments and may suffer losses. These statements also involve known and unknown risks, which may cause the results of the Company and its subsidiaries to be materially different than those expressed or implied in such statements, as described in greater detail in the press release furnished as Exhibit 99.1. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and the Company’s website at https://www.PEDEVCO.com/ped/sec_filings, and specifically including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: September 12, 2023	By:	/s/Dr. Simon G. Kukes
Dr. Simon G. Kukes
Chief Executive Officer

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